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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): March 30, 2005

                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)

          DELAWARE                       1-11083                 04-2695240
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(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                file number)          identification no.)


          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Boston Scientific Corporation (the Company) entered into an agreement with Robert G. MacLean, Executive Vice President of Human Resources, on March 30, 2005, in connection with his retirement from the Company on March 31, 2005 (the "Agreement"). The terms of the Agreement provide for a lump-sum payment (based on years of service) representing two year's salary ($760,073.08 less applicable payroll withholding), annual payments equal to the premium for executive life insurance (plus a gross up amount for tax purposes) until 2008, and the transfer of certain office equipment. In addition, we paid Mr. MacLean an additional $100,000 for up to 50 days of transitional and consulting services which we may request during the one year period beginning on March 31, 2005. If we request additional services from Mr. MacLean, we will pay him $3,000 per day during this one year period. If we request additional services during the one year period beginning April 1, 2006, we have agreed to pay Mr. MacLean $2,000 per day for these services. The Agreement also provides for a general release of claims by Mr. MacLean and other terms and conditions customary for agreements of this nature. A copy of the Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


  10.1 Agreement and General Release of All Claims between Boston Scientific Corporation and Robert G. MacLean
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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTON SCIENTIFIC CORPORATION


Date: April 1, 2005             By: /s/ Lawrence J. Knopf
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                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel

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                                INDEX TO EXHIBITS

Exhibit
Number          Description


10.1 Agreement and General Release of All Claims between Boston Scientific Corporation and Robert G. MacLean